UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011

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BIOSCRIP, INC.
(Exact name of Registrant as specified in its charter)

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Delaware	0-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On April 27, 2011, BioScrip, Inc. (the “Company”) entered into the Third Amendment to the Prime Vendor Agreement (the “Third Amendment”), dated as of August 1, 2010, by and among AmerisourceBergen Drug Corporation (“ABDC”), a Delaware corporation, and the Company and its subsidiaries and the Fourth Amendment to the Prime Vendor Agreement (the “Fourth Amendment”), dated as of May 1, 2011, by and among ABDC and the Company and its subsidiaries (as amended as of March 25, 2010 and June 1, 2010, the “Agreement”).

The Third Amendment removes Los Feliz Inc., a former subsidiary of the Company and which is no longer in existence, as a party to the Agreement. The Third Amendment and Fourth Amendment both modify certain payment terms of the Agreement.

This description of the Third Amendment and Fourth Amendment is qualified in its entirety by the Third Amendment and Fourth Amendment filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 26, 2011, the board of directors of the Company approved and adopted the BioScrip/CHS 2006 Equity Incentive Plan, as amended and restated (the “Plan”). The Plan was executed and came into effect on May 2, 2011. The Company assumed the Critical Homecare Solutions Holdings, Inc. 2006 Equity Incentive Plan as in effect on March 24, 2010 (the “CHS Plan”) on March 25, 2010 pursuant to the terms of the agreement and plan of merger dated as of January 24, 2010 by and among the Company, Camelot Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, Critical Homecare Solutions Holdings, Inc., a Delaware corporation (“CHS”), and the other parties thereto (the “Merger Agreement”).  The Plan was amended and restated so that the provisions of the Plan will (to the extent practicable) be the same as the corresponding provisions of the BioScrip, Inc. 2008 Equity Incentive Plan, as amended.

The primary purpose of the Plan is to (i) attract and retain key employees and directors, (ii) provide additional incentives to key employees and directors to increase the value of Common Stock, par value $0.0001 per share, of the Company (“Common Stock”); and (iii) provide key employees and directors with a stake in the future of the Company aligning management with the Company’s stockholders.  The Plan is administered by the Management Development & Compensation Committee (the “Compensation Committee”), or such other committee appointed by the Board of Directors, which shall consist of at least two or more members of the Company’s Board of Directors. Each director, while serving as a member of the Compensation Committee, must satisfy the requirements for a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

All grants under the Plan will be evidenced by a certificate (an “Award Agreement”) that will incorporate such terms and conditions as the Compensation Committee deems necessary or appropriate.

Coverage Eligibility and Annual Grant Limits

The  Plan provides for the issuance to key employees and directors of awards (each, an “Award”) consisting of stock options (“Options”), stock appreciation rights (“SARs”), restricted stock units (“Restricted Units”), stock grants (“Stock Grants”) and, solely to key employees, performance units (“Performance Units”). A key employee is any employee of the Company or any subsidiary, parent or affiliate of the Company who, in the judgment of the Compensation Committee, acting in its absolute discretion, is key directly or indirectly to the success of the Company other than any such individual who was employed by the Company or any subsidiary of the Company immediately prior to the effective time of the merger contemplated by the Merger Agreement on March 25, 2010. While all employees are highly valued, for purposes of the Plan, the Company estimates that there are currently approximately 70 key employees. No key employee in any calendar year may be granted an Option to purchase more than 500,000 shares of Common Stock, SARs with respect to more than 500,000 shares of Common Stock, and Stock Grants and Restricted Units that are intended to comply with the requirements of Section 162(m) of the Code representing more than 350,000 shares of Common Stock.

Shares Reserved for Issuance Under the Plan

Subject to adjustment as described under “Adjustment for Change in Capitalization” and “Mergers” below, there are 2,390,229 shares of Common Stock authorized for issuance under the Plan, all of which may be subject to ISOs (as defined herein). In connection with the merger of CHS with and into a wholly owned subsidiary of the Company on March 25, 2010, a portion of the existing options under the CHS Plan held by the top five executives of CHS were converted into options for Common Stock in accordance with the terms of the Merger Agreement and otherwise remain subject to the terms of the Plan (the “Roll Over Options”). Each outstanding Roll Over Option will remain subject to the terms and conditions of the CHS Plan and (to the extent necessary or appropriate and consistent with the regulations under § 409A of the Code) the Plan; provided, however, if any of the 716,086 shares of Common Stock which are subject to the Roll Over Options remain unissued after the expiration of such options, such shares will (subject to adjustment as described under “Adjustment for Change in Capitalization” and “Mergers” below) become available for issuance under the Plan.  Furthermore, each option granted under the CHS Plan, as amended on March 25, 2010, which is outstanding on the effective date of the Plan will remain subject to the terms and conditions of the CHS Plan, as amended on March 25, 2010, to the extent that any such terms or conditions are inconsistent with the terms and conditions set forth in the Plan.

As of May 2, 2011 there are options to purchase 421,086 shares of Common Stock outstanding under the Plan at exercise prices ranging from $4.19 to $9.09 per share and 0 shares of Common Stock issued under the Plan pursuant to restricted stock grants. There are 2,079,113 shares remaining available for grant under the Plan.

Options

The Compensation Committee acting in its absolute discretion has the right to grant Options to key employees and directors to purchase shares of Common Stock. Each grant shall be evidenced by an option certificate setting forth whether the Option is an incentive stock option (“ISO”), which is intended to qualify for special tax treatment under Section 422 of the Code, or a non-qualified incentive stock option (“Non-ISO”).  Only key employees shall be eligible to receive a grant of ISOs.  Each Option granted under the Plan entitles the holder thereof to purchase the number of shares of Common Stock specified in the grant at the exercise price specified in the related option certificate. At the discretion of the Compensation Committee, the option certificate can provide for payment of the exercise price either in cash, by check, or in Common Stock and which is acceptable to the Compensation Committee or in any combination of cash, check and such Common Stock. The exercise price may also be paid (1) through any cashless exercise procedure which is acceptable to the Compensation Committee or its delegate and which is facilitated through a sale of Common Stock, (2) with the consent of the Compensation Committee, by withholding Common Stock otherwise issuable in connection with the exercise of the Option, and (3) through any other method specified in an Award Agreement.

The terms and conditions of each Option granted under the Plan will be determined by the Compensation Committee, but no Option will be granted at an exercise price which is less than the fair market value of the Common Stock on the grant date (generally, the closing price for the Common Stock on the principal securities exchange on which the Common Stock is traded or listed on the date the Option is granted or, if there was no closing price on that date, on the last preceding date on which a closing price was reported). In addition, if the Option is an ISO that is granted to a 10% stockholder of the Company, the Option exercise price will be no less than 110% of the fair market value of the shares of Common Stock on the grant date. Except for adjustments as described under “Adjustment for Change in Capitalization” and “Mergers” below, without the approval of the Company’s stockholders, the option price shall not be reduced after the Option is granted, an Option may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded.

No Option granted to an employee of the Company or any subsidiary of the Company may be exercisable before the expiration of one year from the Option grant date (but it may become exercisable pro rata over such time), except in accordance with the Plan or as set forth in the Award Agreement with respect to the retirement, death or disability of a participant or under special circumstances determined by the Compensation Committee. No Option may be exercisable more than 10 years from the grant date, or, if the Option is an ISO granted to a 10% stockholder of the Company, it may not be exercisable more than five years from the grant date. Moreover, no Option will be treated as an ISO to the extent that the aggregate fair market value of the Common Stock subject to the Option (determined as of the date the ISO was granted) which would first become exercisable in any calendar year exceeds $100,000. The Compensation Committee may not, as part of an Option grant, provide for an Option reload feature whereby an additional Option is automatically granted to pay all or a part of the Option exercise price or a part of any related tax withholding requirement.

Stock Appreciation Rights

SARs may be granted by the Compensation Committee to key employees and directors under the Plan, either as part of an Option or as stand-alone SARs. The terms and conditions for a SAR granted as part of an Option will be set forth in the related option certificate while the terms and conditions of a stand-alone SAR will be set forth in a related SAR certificate. SARs entitle the holder to receive an amount (in cash, Common Stock, or a combination of cash and Common Stock as determined by the Compensation Committee) equal to the excess of the fair market value of one share of Common Stock as of the date such right is exercised over the initial stock price specified in the option certificate or SAR certificate (the “SAR Value”), multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. The SAR Value for a SAR will be no less than the fair market value of a share of Common Stock as determined on the grant date in accordance with the Plan. Except for adjustments as described under “Adjustment for Change in Capitalization” and “Mergers” below, without the approval of the Company’s stockholders, the SAR Value will not be reduced after the SAR is granted, a SAR may not be cancelled in exchange for cash or another Award, and no other action may be made with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Common Stock is traded. In no event may a SAR granted to an employee of the Company or a subsidiary of the Company be exercisable before the expiration of one year from the SAR grant date (but it may become exercisable pro rata over such time), except in accordance with the Plan or as set forth in the Award Agreement with respect to the retirement, death or disability of a participant or under special circumstances determined by the Compensation Committee. No SAR may be exercisable more than 10 years from the grant date.

Restricted Stock Units

The Compensation Committee acting in its absolute discretion shall have the right to grant Restricted Units to key employees and directors and may prescribe that vesting of any or all of the Restricted Units shall be subject to the achievement of one or more performance objectives, including the performance goals which are a part of the Plan (each a “Performance Goal”). The value of each Restricted Unit corresponds to the fair market value of a share of Common Stock. The terms and conditions will be set forth in the related restricted unit certificate. Grants of Restricted Units subject solely to continued service with the Company or a subsidiary will not become vested less than (a) three years from the date of grant (but permitting pro rata vesting over that period) for grants to key employees and (b) one year from the date of grant (but permitting pro rata vesting over that period) for grants to directors; provided that the minimum vesting requirements do not apply to grants not in excess of 10% of the initial number of shares available for grants of Restricted Units under the Plan. Restricted Units subject to the achievement of performance objectives will not become vested less than one year from the date of grant. There will be no adjustment to Restricted Units for dividends paid by the Company, except for adjustments made by the Compensation Committee as described under “Adjustment for Change in Capitalization” below.

Unless a key employee or director has made a deferral election in accordance with the  Plan, upon vesting of a Restricted Unit, the key employee or director will receive payment from the Company in shares of Common Stock issued under the  Plan equal to the number of vested Restricted Units and the Restricted Units will then be automatically cancelled. The Compensation Committee in its absolute discretion may permit a key employee or director to elect to defer the receipt of the delivery of shares of Common Stock that would otherwise be due upon the vesting of Restricted Units; provided that such election is made in accordance with Section 409A of the Code.

Stock Grants

A Stock Grant may be made by the Compensation Committee to key employees and directors under the Plan. The terms and conditions for a Stock Grant made will be set forth in the related stock grant certificate and will be determined by the Compensation Committee acting in its sole discretion. The Compensation Committee may make the issuance of Common Stock under a Stock Grant subject to the satisfaction of one or more employment, performance, purchase or other conditions and may make the forfeiture of Common Stock issued pursuant to such a grant subject to similar conditions. The Compensation Committee may, at the time a Stock Grant is made, prescribe corporate, divisional, and/or individual Performance Goals to all or any portion of the shares subject to the Stock Grant. Performance Goals may be based on achieving a certain level of total revenue, earnings, earnings per share or return on equity of the Company and its subsidiaries and affiliates, or on the extent of changes in such criteria. Upon the satisfaction of any applicable forfeiture conditions and Performance Goals, the shares underlying the Stock Grant will be transferred to the key employee or director. Stock Grants subject solely to continued service with the Company or a subsidiary will not become vested less than (a) three years from the date of grant (but permitting pro rata vesting over that period) for grants to key employees and (b) one year from the date of grant (but permitting pro rata vesting over that period) for grants to directors; provided that the minimum vesting requirements do not apply to grants not in excess of 10% of the initial number of shares available for Stock Grants under the Plan. Stock Grants subject to the achievement of performance conditions will not become vested less than one year from the date of grant. Unless otherwise provided in the Award Agreement, cash dividends paid on the Common Stock will be distributed to the holder of a Stock Grant, and any stock dividends on the Common Stock will be subject to the same forfeiture conditions as the shares subject to the Stock Grant.

Performance Units

Performance Units may be granted to key employees under the Plan. The terms and conditions for the Performance Units, including the Performance Goals, the performance period and a value for each Performance Unit (or a formula for determining such value), shall be established by the Compensation Committee acting in its sole discretion and shall be set forth in a written agreement covering such Performance Units. The Compensation Committee shall specify corporate, division and/or individual Performance Goals which the key employee must satisfy in order to receive payment for such Performance Unit. If the Performance Goals are satisfied, the Company shall pay the key employee an amount in cash equal to the value of each Performance Unit at the time of payment. In no event shall a key employee receive an amount in excess of $1,000,000 in respect of Performance Units for any given year.

Performance Goals

Performance Goals for an award of Performance Units or a Stock Grant that is intended to satisfy the requirements of Section 162(m) of the Code shall be based on achieving specified levels of one or any combination of the Performance Goals (with respect to the Company on a consolidated basis, by division, segment and/or business unit) set forth in the Plan, including net sales; revenue; revenue growth or product revenue growth; operating income; pre- or after-tax income; earnings per share; net income; return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings; economic value-added models or equivalent metrics; enterprise value metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share; return on capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; specific and objectively determinable regulatory achievements; and implementation, completion or attainment of specific and objectively determinable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. The Performance Goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary. The Compensation Committee may express any goal in alternatives, such as including or excluding (a) any acquisitions, dispositions, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) any event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

Non-Transferability

No Award will be transferable by a key employee or director other than by will or the laws of descent and distribution, and any Option or SAR will (absent the Compensation Committee’s consent) be exercisable during a key employee’s or director’s lifetime only by the key employee or director, except that the Compensation Committee may provide in an Award Agreement that a key employee or director may transfer an award to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Compensation Committee.

Amendments to the Plan

The Plan may be amended by the Board to the extent that it deems necessary or appropriate (but any amendment relating to ISOs will be made subject to the limitations of Code Section 422), except that no amendment will be made without stockholder approval to the extent required under applicable law or exchange rule and no amendment may be made to the change in control provisions of the Plan described below under “Change in Control” on or after the change in control date if it would adversely affect any rights that would otherwise vest on that date. The Board may suspend granting Awards or may terminate the Plan at any time. The Board may not unilaterally modify, amend or cancel any Award previously granted without the consent of the holder of such Award, unless there is a dissolution or liquidation of the Company or in connection with certain corporate transactions.

Adjustment for Change in Capitalization

The number, kind, or class of shares of Common Stock reserved for issuance under the Plan, the annual grant limits, the number, kind or class of shares of Common Stock subject to Options, Stock Grants or SARs granted under the Plan and the exercise price of Options and the SAR Value of SARs granted shall be adjusted by the Compensation Committee in an equitable manner to reflect any change in the capitalization of the Company (including stock dividends or stock splits).

Mergers

The Compensation Committee as part of any transaction described in Code Section 424(a) shall have the right to adjust (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) the number, kind or class of shares of Common Stock reserved for issuance under the Plan, the annual grant limits, and the number, kind or class of shares of Common Stock subject to Option and SAR grants and Stock Grants previously made under the Plan and the related exercise price of the Options and the SAR Values and, further, shall have the right to make (in any manner which the Compensation Committee in its discretion deems consistent with Code Section 424(a)) Option and SAR grants and Stock Grants to effect the assumption of, or the substitution for, option, stock appreciation right and stock grants previously made by any other corporation to the extent that such transaction calls for the substitution or assumption of such grants.

Change in Control

Assumption or Substitution of Certain Awards.  Unless otherwise provided in an Award Agreement, in the event of a Change in Control (as defined in the Plan) in which the successor company assumes or substitutes for an Option, Restricted Unit, SAR, or Stock Grant, if a key employee’s employment with the successor company (or a subsidiary thereof) terminates under the circumstances specified in the Award Agreement within 24 months following the Change in Control: (1) Options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), and (2) restrictions, limitations and other conditions applicable to Restricted Units and Stock Grants shall lapse and the Restricted Units and Stock Grants will become free of all restrictions and limitations and become fully vested.

Non-Assumption or Substitution of Certain Awards.  Unless otherwise provided in an Award Agreement, in the event of a Change in Control in which the successor company does not assume or substitute for an Option, Restricted Unit, SAR, or Stock Grant: (1) those Options and SARs outstanding as of the date of the Change in Control that are not assumed or substituted for will immediately vest and become fully exercisable, and (2) restrictions and deferral limitations on Restricted Units and Stock Grants that are not assumed or substituted for will lapse and the Restricted Units and Stock Grants will become free of all restrictions and limitations and become fully vested.

Impact on Certain Awards.  Award Agreements may provide that in the event of a Change in Control: (1) Options and SARs outstanding as of the date of the Change in Control will be cancelled and terminated without payment if the fair market value of one share of Common Stock as of the date of the Change in Control is less than the Option Price or SAR Value, and (2) all Performance Units will be considered to be earned and payable (either in full or pro rata based on the portion of performance period completed as of the date of the Change in Control), and any limitations or other restriction will lapse and the Performance Units will be immediately settled or distributed.

Termination of Certain Awards.  The Compensation Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each Option and SAR outstanding will terminate within a specified number of days after notice to the key employee or director, and/or that each key employee or director will receive, with respect to each share of Common Stock subject to an Option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the Change in Control over the Option Price or the SAR Value, as applicable, payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, shall determine.

Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to Awards under the Plan are technical, and reasonable persons may differ on the proper interpretation of such rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with such grants, based on a good faith interpretation of the current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations. The following discussion does not set forth (1) any federal tax consequences other than income tax consequences or (2) any state, local or foreign tax consequences that may apply.

ISOs.  In general, a key employee will not recognize taxable income upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, the key employee will be required to treat an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the option exercise price as an item of adjustment in computing the key employee’s alternative minimum taxable income. If the key employee does not dispose of the Common Stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of the exercise of the ISO, a subsequent disposition of the Common Stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and exercise price. The Company will not be entitled to any federal income tax deduction as a result of such disposition. In addition, the Company normally will not be entitled to take a federal income tax deduction at either the grant or the exercise of an ISO.

If the key employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, then in the year of such disposition, such individual generally will recognize ordinary income, and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements), in an amount equal to the lesser of (1) the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price or (2) the amount realized upon disposition of the Common Stock over the option exercise price. Any gain in excess of such amount recognized by the key employee as ordinary income would be taxed to such individual as short-term or long-term capital gain (depending on the applicable holding period).

            Non-ISOs.  A key employee or director will not recognize any taxable income upon the grant of a Non-ISO, and the Company will not be entitled to take an income tax deduction at the time of such grant. Upon the exercise of a Non-ISO, the key employee or director generally will recognize ordinary income and the Company will be entitled to a federal income tax deduction (provided the Company satisfies applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Upon a subsequent sale of the Common Stock by the key employee or director, such individual will recognize short-term or long-term capital gain or loss (depending on the applicable holding period).

SARs.  A key employee or director will not recognize any taxable income upon the grant of a SAR, and the Company will not be entitled to take an income tax deduction at the time of such grant. A key employee or director will recognize ordinary income for federal income tax purposes upon the exercise of a SAR for cash, Common Stock or a combination of cash and Common Stock, and the amount of income that the key employee or director will recognize will depend on the amount of cash, if any, and the fair market value of the Common Stock, if any, that the key employee or director receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income, if the Company satisfies applicable federal income tax reporting requirements.

Restricted Units.  A key employee or director generally will not recognize income for federal income tax purposes upon the grant of a Restricted Unit. If the terms of a Restricted Unit satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the amount of cash paid at the time of payment. However, if the terms of a Restricted Unit fail to satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the value of his or her Restricted Unit at the time his or her interest in the unit is no longer subject to a substantial risk of forfeiture. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income.

Stock Grants.  A key employee or director generally will recognize ordinary income for federal income tax purposes when such individual’s interest in a Stock Grant is no longer subject to a substantial risk of forfeiture. Such income will equal the excess of the then fair market value of the Common Stock subject to such Stock Grant over the purchase price, if any, paid for such stock. However, pursuant to Code Section 83(b), a key employee or director may elect to recognize compensation income when a Stock Grant that is subject to a substantial risk of forfeiture is granted, based on the fair market value of the Common Stock on the date of the award.  This election must be made by filing an appropriate form with the Internal Revenue Service within 30 days of the award date.  If a Section 83(b) election is made, no additional compensation income will be recognized when the restrictions applicable to such restricted stock lapse.  When a key employee or director disposes of any of the shares of Common Stock subject to such Stock Grant after the restrictions lapse, any amount in excess of his or her basis in those shares (i.e., generally, the fair market value of the shares on the date such shares are no longer subject to a substantial risk of forfeiture, or the fair market value of the shares on the award date if a Section 83(b) election was made) will be treated as capital gain.  The Company generally will be entitled to a federal income tax deduction. n an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income.  The Company’s entitlement to a federal tax deduction assumes that the Company satisfies the applicable federal income tax reporting requirements.

Performance Units.  A key employee or director generally will not recognize income for federal income tax purposes upon the grant of a Performance Unit. If the terms of a Performance Unit satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the amount of cash paid at the time of payment. However, if the terms of a Performance Unit fail to satisfy the requirements under Code Section 409A, the key employee or director generally will recognize as ordinary income an amount equal to the value of his or her Performance Unit at the time his or her interest in the unit is no longer subject to a substantial risk of forfeiture. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the key employee or director in the same taxable year in which the key employee or director recognizes such income.

Code Section 162(m).  Code Section 162(m) imposes a $1 million deduction limitation on the compensation paid to a public company’s most senior executives unless the compensation meets one of the exceptions to this limitation. One exception is for option grants made at fair market value. Another exception is for grants which are made subject to the satisfaction of one or more Performance Goals which are set in accordance with Code Section 162(m) and which are forfeited if there is a failure to satisfy those Performance Goals. The Plan has been designed so that the Compensation Committee can make grants which can satisfy the requirements for these exceptions.

The foregoing summary of certain provisions of the Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 10.3 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

10.1
Third Amendment, dated as of August 1, 2010, to the Prime Vendor Agreement dated as of July 1, 2009 and amended as of March 25, 2010 and June 1, 2010, by and among AmerisourceBergen Drug Corporation, BioScrip, Inc., BioScrip Infusion Services, Inc., Chronimed, LLC, Bioscrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living, Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc., New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc., Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc. - Region I, South Mississippi Home Health, Inc. - Region II, South Mississippi Home Health, Inc. - Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., Option Health, Ltd. and CHS Holdings, Inc.*

10.2
Fourth Amendment, dated as of May 1, 2011, to the Prime Vendor Agreement dated as of July 1, 2009 and amended as of March 25, 2010, June 1, 2010 and August 1, 2010, by and among AmerisourceBergen Drug Corporation, BioScrip, Inc., BioScrip Infusion Services, Inc., Chronimed, LLC, Bioscrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living, Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc., New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc., Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc. - Region I, South Mississippi Home Health, Inc. - Region II, South Mississippi Home Health, Inc. - Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., Option Health, Ltd. and CHS Holdings, Inc.*

10.3	BioScrip/CHS 2006 Equity Incentive Plan, as amended and restated

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* Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: May 2, 2011		/s/ Barry A. Posner
	By:	Barry A. Posner
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1
Third Amendment, dated as of August 1, 2010, to the Prime Vendor Agreement dated as of July 1, 2009 and amended as of March 25, 2010 and June 1, 2010, by and among AmerisourceBergen Drug Corporation, BioScrip, Inc., BioScrip Infusion Services, Inc., Chronimed, LLC, Bioscrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living, Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc., New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc., Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc. - Region I, South Mississippi Home Health, Inc. - Region II, South Mississippi Home Health, Inc. - Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., Option Health, Ltd. and CHS Holdings, Inc.*

10.2
Fourth Amendment, dated as of May 1, 2011, to the Prime Vendor Agreement dated as of July 1, 2009 and amended as of March 25, 2010, June 1, 2010 and August 1, 2010, by and among AmerisourceBergen Drug Corporation, BioScrip, Inc., BioScrip Infusion Services, Inc., Chronimed, LLC, Bioscrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Bioscrip Pharmacy (NY), Inc., Bioscrip PBM Services, LLC, Natural Living, Inc., Bioscrip Infusion Services, LLC, Bioscrip Nursing Services, LLC, Bioscrip Infusion Management, LLC, Bioscrip Pharmacy Services, Inc., Critical Homecare Solutions, Inc., Specialty Pharma, Inc., New England Home Therapies, Inc., Deaconess Enterprises, LLC, Infusion Solutions, Inc., Professional Home Care Services, Inc., Wilcox Medical, Inc., Deaconess Homecare, LLC, South Mississippi Home Health, Inc., Regional Ambulatory Diagnostics, Inc., Elk Valley Professional Affiliates, Inc., Infusion Partners, LLC, Knoxville Home Therapies, LLC, South Mississippi Home Health, Inc. - Region I, South Mississippi Home Health, Inc. - Region II, South Mississippi Home Health, Inc. - Region III, Applied Health Care, LLC, East Goshen Pharmacy, Inc., Infusion Partners of Brunswick, LLC, Scott Wilson, Inc., Infusion Partners of Melbourne, LLC, Elk Valley Home Health Care Agency, Inc., Gericare, Inc., Cedar Creek Home Health Care Agency, Inc., Elk Valley Health Services, Inc., National Health Infusion, Inc., Option Health, Ltd. and CHS Holdings, Inc.*

10.3	BioScrip/CHS 2006 Equity Incentive Plan, as amended and restated
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* Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.